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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 16, 2007

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                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)


             DE                          1-3970                  23-1483991
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   350 POPLAR CHURCH ROAD, CAMP HILL PA 17011
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 717-763-7064

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 16, 2007, Harsco Corporation (the "Company") entered into (i) a Credit Agreement with The Royal Bank of Scotland Finance (Ireland) ("RBS Ireland") providing for borrowings of up to $125,000,000 and (ii) a Credit Agreement with The Royal Bank of Scotland plc ("RBS plc"), providing for borrowings of up to $75,000,000 (collectively, the "Credit Agreements"). Each Credit Agreement terminates on December 31, 2007, subject to earlier termination under certain conditions as specified in the Credit Agreement.

The Credit Agreements provide the Company with additional financial flexibility to pursue its growth strategies. The Company also has U.S. and international commercial paper programs and other credit facilities available as more fully described in its Form 10-K for the fiscal year ended December 31, 2006.

The Credit Agreements incorporate by reference from the Five-Year Credit Agreement dated November 23, 2005 (the "Existing Credit Agreement") the usual and customary affirmative and negative covenants and events of default that would permit the lenders to accelerate the loans if not cured within applicable grace periods, including the failure to make timely payments, the failure to satisfy covenants and specified events of bankruptcy and insolvency.

The foregoing descriptions of the Credit Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, the full text of the Existing Credit Agreement previously filed with the Commission on November 28, 2005 and by reference to the description of our debt and credit agreements contained in the Company's Form 10-K for the fiscal year ended December 31, 2006. From time to time, RBS plc and RBS Ireland may provide customary commercial and investment banking services to the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     Exhibit 10.1 Credit Agreement dated April 16, 2007 among Harsco Corporation and The Royal Bank of Scotland Finance (Ireland)

     Exhibit 10.2 Credit Agreement dated April 16, 2007 among Harsco Corporation and The Royal Bank of Scotland plc



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HARSCO CORPORATION
                                                (Registrant)



DATE  April 19, 2007                         /S/ Salvatore D. Fazzolari
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                                             Salvatore D. Fazzolari
                                             President, Chief Financial Officer
                                             and Treasurer